Exhibit 99.4

Leo Motors , Inc.								Pro Forma
Pro Forma Balance Sheet	LEO Motors	LEO Motors	LGM	LEO Motors	LEO Motors	LEO Trading	ELIM	Consolidated
March 31, 2015	US	Korea		Factory 1	Factory 2	(f/k/a/ Erum)	ENTRIES	Statements
All numbers shown in US Dollars								3/31/2015
ASSETS
Cash and cash equivalents	$374	67853	211,957	92,352	30361	93354	0	$496,251
Accounts receivable	0	0	476,777	8,866	0	37,154	0	522,797
Inventories	0	0	295,159	0	0	423,776	0	718,935
Prepayment to suppliers	0	137,236	160,484	0	0	0	0	297,720
Other current assets	0	7,297	57,403	1,908	149,254	0	0	215,862
Total Current Assets	374	212,386	1,201,780	103,126	179,615	554,284		2,251,565

Fixed assets, net	6,744	10,530	16,846	63,683	80,168	0	0	177,971
Deposit	0	46,234	22,637	4,804	150,235	9,025	0	232,935
Intangible assets	0	63,831	0	0	0	0	0	63,831
Goodwill	0	0	0	0	0	0	2,926,091	2,926,091
Investment in subsidiaries	8,089,368	0	0	0	0	0	-8,089,368	0
Total Non-Current Assets	8,096,112	120,595	39,483	68,487	230,403	9,025		3,400,828

Total Assets	$8,096,486	332,981	1,241,263	171,613	410,018	563,309	-5,163,277	5,652,393
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$1,139,889	1,060,342	291,900	102,060	200,720	777,160	0	$3,572,071
Short term borrowings	0	256,392	183,245	5,559	0	0	0	445,196
Advance from customers	0	30,381	9,141	0	4,570	0	0	44,092
Due to related parties	0	116,617	0	0	0	0	0	116,617
Taxes payable	0	137,780	10,673	13,732	79,791	0	0	241,976
Notes Payable current portion	0	0	0	8,620	77,151	0	0	85,771
Total Current Liabilities	1,139,889	1,601,512	494,959	129,971	362,232	777,160		4,505,723

Long Term Notes	0	36,698	117,075	18,284	88,565	0	0	260,622
Accrued severance benefits	0	2,075	0	0	0	0	0	2,075

Total Liabilities	1,139,889	1,640,285	612,034	148,255	450,797	777,160		4,768,420
Stockholders' Equity:
Common stock	154,144	2,831,276	284,870	181,661	138,356	180,505	(3,616,668)	154,144
Additional paid-in capital	21,253,084	1,831,184	1,285,902	0	0	0	(4,973,230)	19,396,940
Accumulated other comprehensive income	277,678	225,403	4,893	0	0	0	0	507,974
Accumulated loss	(14,728,309)	(6,195,167)	(946,436)	(158,303)	(179,135)	(394,356)	717,743	(21,883,963)
Total Stockholders' Deficit attributable to LEO MOTORS, INC.	6,956,597	(1,307,304)	629,229	23,358	(40,779)	(213,851)		(1,824,905)
Non-controlling interest	0	0	0	0	0	0	2,708,878	2,708,878
Total Stockholders' Deficit	6,956,597	(1,307,304)	629,229	23,358	(40,779)	(213,851)		883,973
Total Liabilities and Stockholders' Deficit	$8,096,486	332,981	1,241,263	171,613	410,018	563,309	(5,163,277)	$5,652,393

Leo Motors, Inc.
Pro forma Statement Operations								Pro Forma
Three months ended March 31, 2015	LEO Motors	LEO Motors	LGM	LEO Motors	LEO Motors	LEO Trading	ELIM	Consolidated
All numbers shown in US Dollars	US	Korea		Factory 1	Factory 2	(f/k/a/ Erum)	ENTRIES	Statements
Revenues	$0	0	42,771	221,998	268,960	382,802	0	$$916,531
Cost of Revenues	0	0	0	55,765	104,898	282,793	0	443,456
Gross Profit	0	0	42,771	166,233	164,062	100,009	0	473,075

Operating Expenses	66,822	130,608	160,981	239,685	640,536	484,918	0	1,723,550

Income(loss) from Continuing Operations	(66,822)	(130,608)	(118,210)	(73,452)	(476,474)	(384,909)	0	(1,250,475)
Other Income (Expenses)
Interest expense	(275,176)	(1,165)	(4,634)	(7)	(1,725)	0		(282,707)
Non-Operating (expense) income	0	1	1,196	(339)	78,187	0		79,045
Total Other Income (Expenses)	(275,176)	(1,164)	(3,438)	(346)	76,462	0	0	(203,662)

Income(loss) from Continuing Operations Before Income Taxes	(341,998)	(131,772)	(121,648)	(73,798)	(400,012)	(384,909)	0	(1,454,137)
Income Tax Expense	0	0	0	0	0	0	0	0
Net Income(Loss)	(341,998)	(131,772)	(121,648)	(73,798)	(400,012)	(384,909)	0	(1,454,137)

Income(loss) attributable to non-controlling interest	0	(68,666)	0	0	0	0	0	(68,666)
Net Income(Loss) Attributable To Leo Motors, Inc.	$(341,998)	(63,106)	(121,648)	(73,798)	(400,012)	(384,909)	0	$(1,385,471)
Other Comprehensive Income:
Net Income(loss)	(341,998)	(63,106)	(121,648)	(73,798)	(400,012)	(384,909)	0	(1,385,471)
Unrealized foreign currency translation gain(loss)	(3,255)	0	0	0	0	0	0	(3,255)
Comprehensive Income(loss) Attributable to Leo Motors, Inc.	$(345,253)	(63,106)	(121,648)	(73,798)	(400,012)	(384,909)	0	$(1,388,726)
Net Loss per Common Share:
Basic								0
Diluted								0
Weighted Average Common Shares Outstanding:
Basic								149,069,490
Diluted								149,972,010

Leo Motors, Inc.								Pro Forma
Pro forma Balance Sheet	LEO Motors	LEO Motors	LGM	LEO Motors	LEO Motors	LEO Trading	ELIM	Consolidated
December 31, 2014	US	Korea		Factory 1	Factory 2	(f/k/a/ Erum)	ENTRIES	Statements
All numbers shown in US Dollars								12/31/2014
ASSETS
Cash and cash equivalents	$432	1440	211,957	96,918	56,913	95,160	0	$462,820
Accounts receivable	0	0	542,210	3,625	0	38,491	0	584,326
Inventories	0	0	279,783	0	0	481,199	0	760,982
Prepayment to suppliers	0	142,072	164,897	0	4,676	0	0	311,645
Other current assets	0	6,112	46,942	3,100	362,715	0	0	418,869
Total Current Assets	432	149,624	1,245,789	103,643	424,304	614,850		2,538,642

Fixed assets, net	11,244	10,530	16,846	34,487	9,111	0	0	82,218
Deposit	0	28,964	22,637	0	151,371	9,470	0	212,442
Intangible assets	0	63,831	0	0	0	0	0	63,831
Goodwill	0	0	0	0	0	0	2,444,558	2,444,558
Investment in subsidiaries	5,798,589	0	0	0	0	0	-5,798,589	0
Total Non-Current Assets	5,809,833	103,325	39,483	34,487	160,482	9,470		2,803,049

Total Assets	$5,810,265	252,949	1,285,272	138,130	584,786	624,320	-3,354,031	$5,341,691
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$1,145,481	862,309	145,161	56,540	122,933	532,889	0	$2,865,313
Short term borrowings	0	248,574	200,227	25,569	0	0	0	474,370
Advance from customers	0	31,480	9,471	0	0	0	0	40,951
Due to related parties	0	150,637	0	0	0	0	0	150,637
Taxes payable	0	143,652	15,826	3,913	49,438	0	0	212,829
Derivative liability	819,922	0	0	0	0	0	0	819,922
Notes Payable current portion	526,257	0	0	0	34,827	0	0	561,084
Total Current Liabilities	2,491,660	1,436,652	370,685	86,022	207,198	532,889		5,125,106

Long Term Notes	0	0	145,316	0	18,355	0	0	163,671
Accrued severance benefits	0	2,150	0	0	0	0	0	2,150

Total Liabilities	2,491,660	1,438,802	516,001	86,022	225,553	532,889		5,290,927
Stockholders' Equity:
Common stock	138,624	2,831,276	284,870	137,113	138,356	100,878	(3,492,493)	138,624
Additional paid-in capital	17,997,472	1,831,184	1,285,902	0	0	0	(2,888,538)	18,226,020
Accumulated other comprehensive income	179,016	210,265	23,287	0	0	0	98,661	511,229
Accumulated loss	(14,996,507)	(6,058,578)	(824,788)	(85,005)	220,877	(9,447)	396,237	(21,357,211)
Total Stockholders' Deficit attributable to LEO MOTORS, INC.	3,318,605	(1,185,853)	769,271	52,108	359,233	91,431		(2,481,338)
Non-controlling interest	0	0	0	0	0	0	2,532,102	2,532,102
Total Stockholders' Deficit	3,318,605	(1,185,853)	769,271	52,108	359,233	91,431		50,764
Total Liabilities and Stockholders' Deficit	$5,810,265	252,949	1,285,272	138,130	584,786	624,320	(3,354,031)	$5,341,691

Leo Motors, Inc.
Pro forma Statement Operations								Pro Forma
Year ended December 31, 2014	LEO Motors	LEO Motors	LGM	LEO Motors	LEO Motors	LEO Trading	ELIM	Consolidated
All numbers shown in US Dollars	US	Korea		Factory 1	Factory 2	(f/k/a/ Erum)	ENTRIES	Statements
Revenues	$0	0	693,096	45,855	1,407,064	163,636	0	$2,309,651
Cost of Revenues	0	0	379,066	19,049	373,902	120,796	0	892,813
Gross Profit	0	0	314,030	26,806	1,033,162	42,840	0	1,416,838

Operating Expenses	1,872,577	368,583	1,227,439	111,817	997,594	52,287	0	4,630,297

Income(loss) from Continuing Operations	(1,872,577)	(368,583)	(913,409)	(85,011)	35,568	(9,447)	0	(3,213,459)
Other Income (Expenses)
Interest expense	(569,584)	0	0	0	(3,377)	0		(572,961)
Non-Operating (expense) income	(1,140,588)	378,293	5,904	0	0	0		(756,391)
Total Other Income (Expenses)	(1,710,172)	378,293	5,904	0	(3,377)	0	0	(1,329,352)

Income(loss) from Continuing Operations Before Income Taxes	(3,582,749)	9,710	(907,505)	(85,011)	32,191	(9,447)	0	(4,542,811)
Income Tax Expense	0	0	0	0	(9,213)	0	0	(9,213)
Net Income(Loss)	(3,582,749)	9,710	(907,505)	(85,011)	22,978	(9,447)	0	(4,552,024)

Income(loss) attributable to non-controlling interest	0	4,817	0	0	0	0	0	4,817
Net Income(Loss) Attributable To Leo Motors, Inc.	$(3,582,749)	4,893	(907,505)	(85,011)	22,978	(9,447)	0	$(4,556,841)
Other Comprehensive Income:
Net Income(loss)	(3,582,749)	4,893	(907,505)	(85,011)	22,978	(9,447)	0	(4,556,841)
Unrealized foreign currency translation gain(loss)	(42,899)	0	0	0	0	0	0	(42,899)
Comprehensive Income(loss) Attributable to Leo Motors, Inc.	$(3,625,648)	4,893	(907,505)	(85,011)	22,978	(9,447)	0	$(4,599,740)
Net Loss per Common Share:
Basic								(0)
Diluted								(0)
Weighted Average Common Shares Outstanding:
Basic								97,393,209
Diluted								98,056,098

1.  BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated balance sheet as at March 31, 2015 and the unaudited pro forma consolidated statements of operations for the three-month period ended March 31, 2015 and the year ended December 31, 2014 (the “Pro Forma Consolidated Financial Statements”) of Leo Motors, Inc have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of Leo Motors Inc. and the financial statements of Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc..  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the acquisition of 50% of the target companies (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as at March 31, 2015 gives effect to the acquisition of Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc. as if it had occurred on January 1, 2014.  The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014 give effect to the Acquisition as if it had occurred on January 1, 2014.
The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a)	the unaudited interim financial statements of Leo Motors Inc. for three month period ended March 31, 2015
b)	the unaudited financial statements of Leo Motors Inc. for the twelve month period ended December 31, 2014
c)	the unaudited interim financial statements of Leo Motors Factory, Inc. for three month period ended March 31, 2015
d)	the unaudited financial statements of Leo Motors Factory, Inc for the twelve month period ended December 31, 2014
e)	the unaudited interim financial statements of Leo Motors Factory 2, Inc. for three month period ended March 31, 2015
f)	the unaudited financial statements of Leo Motors Factory 2, Inc for the twelve month period ended December 31, 2014
g)	the unaudited interim financial statements of Leo Trading Inc. for three month period ended March 31, 2015
h)	the unaudited financial statements of Leo Trading Inc. for the twelve month period ended December 31, 2014

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the selected historical financial information and related financial statements and accompanying footnotes of Leo Motors Inc. and Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc.. The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc. for any future dates or periods. Unless otherwise stated, all amounts presented in these unaudited Pro Forma Consolidated Financial Statements are in U.S. dollars.

2.   SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Leo Motors Inc’s audited financial statements as at December 31, 2014 and Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc.’s unaudited condensed interim financial statements for the three months ended March 31, 2015. Management has determined that no material adjustments are necessary to conform Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc.’s financial statements to the accounting policies used by Leo Motors Inc. in the preparation of these Pro Forma Consolidated Financial Statements.

3.  DESCRIPTION OF THE TRANSACTION

a) Description of the Transaction

On March 31, 2015, Leo Motors, Inc., a Nevada Corporation (the “Company”) acquired 50% interest Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc., corporations operating in the Republic of Korea (“LGM”), for cash invested in exchange for additional common stock issued in each of the companies. Leo Motors, Inc. has demonstrated significant control of the combined entity and has determined that consolidating the results of operations would be the best way to present the results and financial position of the Company.

4.  PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all shares of Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc. have been issued to Leo Motors, Inc. at the date of the Acquisition
a)
The unaudited pro forma consolidated balance sheet as at March 31, 2015 reflects the following adjustment, which is directly attributable to the Acquisition, as if the Acquisition had occurred on January 1, 2014:

i)	To eliminate the book value of Leo Motors Factory, Inc., Leo Motors Factory 2, Inc. and Leo Trading, Inc.’s equity accounts and to adjust the appropriate ownership.

b)The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 is prepared as if the Acquisition had occurred on January 1, 2014. The Company does not anticipate any income or expense adjustments directly attributable to the Acquisition.

5.  PRO FORMA COMMON STOCK

Pro forma common stock as at March 31, 2015 has been determined as follows:

	March 31, 2015
	Common Shares	Amount ($)
Common stock of Leo Motors, Inc. at March 31, 2015	154,144,244	154,144
Common Shares Issued	0	0
Pro forma common stock at March 31, 2015	154,144,244	154,144

6.  PRO FORMA INCOME/(LOSS) PER SHARE

Pro forma income/(loss) per share has been determined as follows:

	Three months ended March 31, 2015	Year ended December 31, 2014

Weighted average number of Leo Motors, Inc. common shares - basic	149,069,490	97,393,209
Weighted average number of Leo Motors, Inc. common shares - diluted	149,972,010	98,056,098
Pro forma weighted average number of shares outstanding - basic	149,069,490	97,393,209
Pro forma weighted average number of shares outstanding - diluted	149,972,010	98,056,098
Pro forma adjusted net income/(loss) - basic	$(0.00)	$(0.00)
Pro forma adjusted earnings/(loss) per share - diluted	$(0.00)	$(0.00)